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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 4, 1997


                           VALENCE TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

        DELAWARE                          0-20028                        77-0214673
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer Identification No.)
incorporation or organization)


                            301 CONESTOGA WAY
                         HENDERSON, NEVADA  89015
                            (702) 558-1000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
       AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            _______________

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ITEM 5.  OTHER EVENTS.

    On December 4, 1997, Valence Technology, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the resignation of Cal Reed as President, Chief Executive Officer and Chairman of the Board, and announcing the selection of Lev Dawson as Chief Executive Officer and Chairman of the Board, as more fully set forth therein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)   Exhibits

Exhibit No.  Description
  99.1       Press Release of Valence Technology, Inc. dated December 4, 1997.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Dated:  December 8, 1997               VALENCE TECHNOLOGY, INC.


                                       By: /s/  BRAD PERKINS
                                          ------------------------------
                                          Secretary


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                                EXHIBIT INDEX

EXHIBIT NUMBERS    DESCRIPTION
---------------    --------------
      99.1         Press Release of Valence Technology, Inc. dated
                   December 4, 1997